                                                                   Exhibit 99.6

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                173,710.18
Available Funds:
      Contract Payments due and received in this period                                                         3,228,554.65
      Contract Payments due in prior period(s) and received in this period                                        489,422.57
      Contract Payments received in this period for next period                                                    47,885.58
      Sales, Use and Property Tax payments received                                                                60,223.89
      Prepayment Amounts related to early termination in this period                                            3,302,081.62
      Servicer Advance                                                                                          1,589,102.87
      Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
      Transfer from Reserve Account                                                                             2,240,767.90
      Interest earned on Collection Account                                                                         2,434.69
      Interest earned on SPG Account                                                                                  350.69
      Proceeds from repurchase of Contracts per Contribution and
        Servicing Agreement Section 5.03                                                                                0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01
        (Substituted contract < Predecessor contract)                                                                   0.00
      Amounts paid under insurance policies                                                                             0.00

      Maintenance, Late Charges and any other amounts                                                                   0.00

                                                                                                               -------------
Total Available Funds                                                                                          11,134,534.64
Less: Amounts to be Retained in Collection Account                                                                132,234.60
                                                                                                               -------------
Amount to be Distributed                                                                                       11,002,300.04
                                                                                                               =============

DISTRIBUTION OF FUNDS:
       1.   To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                              0.00
       2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                 Servicer Advances                                                                                544,205.58
       3.   To Noteholders (For Servicer Report immediately following the
                 Final Additional Closing Date)
                a) Class A1 Principal and Interest                                                                      0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  0.00
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                          4,273,802.44
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                          2,899,372.16

                a) Class A5 Principal (distributed after A4 Note matures) and Interest                                  0.00
                b) Class B Principal and Interest                                                                 122,111.91
                c) Class C Principal and Interest                                                                 244,283.74
                d) Class D Principal and Interest                                                                 163,885.48
                e) Class E Principal and Interest                                                                 212,269.29

       4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                             2,431,936.80
       5.   To Issuer - Residual  Principal and Interest and Reserve Account
                 Distribution
               a) Residual Interest (Provided no Restricting or Amortization
                      Event in effect)                                                                                  0.00
               b) Residual Principal (Provided no Restricting or Amortization
                      Event in effect)                                                                                  0.00
               c) Reserve Account Distribution (Provided no Restricting or
                      Amortization Event in effect)                                                                     0.00
       6.   To Servicer, Tax, Maintenance, Late Charges and Bank interest
                 earned and any other amounts                                                                      63,009.27

       7.   To Servicer, Servicing Fee and other Servicing Compensations                                           47,423.36
                                                                                                               -------------
Total Funds Distributed                                                                                        11,002,300.04
                                                                                                               =============

                                                                                                               -------------
End of Period Collection Account Balance {Includes Payments in Advance &
     Restricting Event Funds (if any)}                                                                            132,234.60
                                                                                                               =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                200,000.00     2,237,352.99
  - Add Investment Earnings                                                                          140.15         3,414.91
  - Add Transfer from Certificate Account (To Satisfy Reserve
        Account Requirement)                                                                                    2,431,936.80
  - Less Distribution to Certificate Account                                                         140.15     2,240,627.75
                                                                                              -------------    -------------
End of period balance                                                                         $  200,000.00    $2,432,076.95
                                                                                              =============    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                     $  200,000.00    $4,876,395.87
                                                                                              =============    =============

                                                                                                                        0.00

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                             Pool A                                    98,822,984.75
                             Pool B                                    12,612,600.24
                                                                     ---------------
                                                                                          111,435,584.99
Class A Overdue Interest, if any                                                0.00
Class A Monthly Interest - Pool A                                         475,923.66
Class A Monthly Interest - Pool B                                          61,044.99

Class A Overdue Principal, if any                                               0.00
Class A Monthly Principal - Pool A                                      6,016,638.91
Class A Monthly Principal - Pool B                                        619,567.04
                                                                     ---------------
                                                                                            6,636,205.95
Ending Principal Balance of the Class A Notes
                             Pool A                                    92,806,345.84
                             Pool B                                    11,993,033.20
                                                                     ---------------
                                                                                          --------------
                                                                                          104,799,379.04
                                                                                          ==============

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                             Class A1                                           0.00
                             Class A2                                           0.00
                             Class A3                                   4,255,584.99

                             Class A4                                 107,180,000.00
                             Class A5                                           0.00
                                                                     ---------------

Class A Monthly Interest                                                                  111,435,584.99
                             Class A1 (Actual Number Days/360)                  0.00
                             Class A2                                           0.00
                             Class A3                                      18,217.45
                             Class A4                                     518,751.20
                             Class A5                                           0.00
                                                                     ---------------

Class A Monthly Principal
                             Class A1                                           0.00
                             Class A2                                           0.00
                             Class A3                                   4,255,584.99
                             Class A4                                   2,380,620.96
                             Class A5                                           0.00
                                                                     ---------------
                                                                                            6,636,205.95
Ending Principal Balance of the Class A Notes
                             Class A1                                           0.00
                             Class A2                                           0.00
                             Class A3                                           0.00
                             Class A4                                 104,799,379.04
                             Class A5                                           0.00
                                                                     ---------------
                                                                                          --------------
                                                                                          104,799,379.04
                                                                                          ==============
Class A5

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                               Pool A                        1,685,738.84
                               Pool B                          215,147.82
                                                          ---------------
                                                                                 1,900,886.66
Class B Overdue Interest, if any                                     0.00
Class B Monthly Interest - Pool A                                7,901.90
Class B Monthly Interest - Pool B                                1,008.51

Class B Overdue Principal, if any                                    0.00
Class B Monthly Principal - Pool A                             102,632.82
Class B Monthly Principal - Pool B                              10,568.68
                                                          ---------------
                                                                                   113,201.50
Ending Principal Balance of the Class B Notes
                               Pool A                        1,583,106.01
                               Pool B                          204,579.15
                                                          ---------------
                                                                               --------------
                                                                                 1,787,685.16
                                                                               ==============

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                               Pool A                        3,368,023.30
                               Pool B                          429,854.78
                                                          ---------------
                                                                                 3,797,878.08
Class C Overdue Interest, if any                                     0.00
Class C Monthly Interest - Pool A                               16,062.66
Class C Monthly Interest - Pool B                                2,050.05

Class C Overdue Principal, if any                                    0.00
Class C Monthly Principal - Pool A                             205,055.33
Class C Monthly Principal - Pool B                              21,115.70
                                                          ---------------
                                                                                   226,171.03
Ending Principal Balance of the Class C Notes
                               Pool A                        3,162,967.97
                               Pool B                          408,739.08
                                                          ---------------
                                                                               --------------
                                                                                 3,571,707.05
                                                                               ==============

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                               Pool A                        2,245,348.83
                               Pool B                          286,569.83
                                                          ---------------
                                                                                 2,531,918.66
Class D Overdue Interest, if any                                     0.00
Class D Monthly Interest - Pool A                               11,621.55
Class D Monthly Interest - Pool B                                1,483.24

Class D Overdue Principal, if any                                    0.00
Class D Monthly Principal - Pool A                             136,703.55
Class D Monthly Principal - Pool B                              14,077.13
                                                          ---------------
                                                                                   150,780.69
Ending Principal Balance of the Class D Notes
                               Pool A                        2,108,645.27
                               Pool B                          272,492.70
                                                          ---------------
                                                                               --------------
                                                                                 2,381,137.97
                                                                               ==============

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                               Pool A                        2,808,413.26
                               Pool B                          358,432.76
                                                          ---------------
                                                                                 3,166,846.02
Class E Overdue Interest, if any                                     0.00
Class E Monthly Interest - Pool A                               20,997.57
Class E Monthly Interest - Pool B                                2,679.88

Class E Overdue Principal, if any                                    0.00
Class E Monthly Principal - Pool A                             170,984.60
Class E Monthly Principal - Pool B                              17,607.24
                                                          ---------------
                                                                                   188,591.84
Ending Principal Balance of the Class E Notes
                               Pool A                        2,637,428.66
                               Pool B                          340,825.52
                                                          ---------------
                                                                               --------------
                                                                                 2,978,254.18
                                                                               ==============

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                               Pool A                                     3,369,079.55
                               Pool B                                       429,989.59
                                                                     -----------------
                                                                                                     3,799,069.14

Residual Interest - Pool A                                                        0.00
Residual Interest - Pool B                                                        0.00

Residual Principal - Pool A                                                       0.00
Residual Principal - Pool B                                                       0.00                       0.00

Ending Residual Principal Balance
                               Pool A                                     3,369,079.55
                                                                                            ---------------------
                               Pool B                                       429,989.59               3,799,069.14
                                                                     -----------------      =====================

X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                       47,423.36
 - Collection period Trustee Fee                                                            $           (5,127.45)
 - Servicer Advances reimbursement                                                                     544,205.58
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                      63,009.27
                                                                                                -----------------
Total amounts due to Servicer                                                                          649,510.76
                                                                                                =================

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

Pool A
          Aggregate Discounted Contract Balance, as defined in
             Indenture Agreement, at the  beginning of the related
                   Collection Period                                                                          112,129,708.62

          Aggregate Discounted Contract Balance of Additional
              Contracts acquired during Collection Period                                                               0.00

          Decline in Aggregate Discounted Contract Balance                                                      6,837,134.86

          Aggregate Discounted Contract Balance, as defined
               in Indenture Agreement, at the ending of the                                            ---------------------
                    related Collection Period                                                                 105,292,573.76
                                                                                                       =====================

          Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances           3,540,034.53

            - Principal portion of Prepayment Amounts                                3,297,100.33

            - Principal portion of Contracts repurchased under Indenture
                   Agreement Section 4.02                                                    0.00

            - Aggregate Discounted Contract Balance of Contracts
                  that have become Defaulted Contracts during the Collection
                        Period                                                               0.00

            - Aggregate Discounted Contract Balance of Substitute
                  Contracts added during Collection Period                                   0.00

            - Aggregate Discounted Contract Balance of Predecessor
                 Contracts withdrawn during Collection Period                                0.00

                                                                                -----------------
                     Total Decline in Aggregate Discounted Contract Balance          6,837,134.86
                                                                                =================

Pool B
          Aggregate Discounted Contract Balance, as defined in Indenture
                Agreement, at the beginning of the related Collection Period                                   14,332,595.02

          Aggregate Discounted Contract Balance of Additional
                Contracts acquired during Collection Period                                                             0.00

          Decline in Aggregate Discounted Contract Balance                                                        704,058.11

          Aggregate Discounted Contract Balance, as defined in Indenture
                Agreement, at the ending of the related Collection Period                                      13,628,536.91

          Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances            699,076.82

            - Principal portion of Prepayment Amounts                                    4,981.29

            - Principal portion of Contracts repurchased under
                   Indenture Agreement Section 4.02                                          0.00

            - Aggregate Discounted Contract Balance of Contracts that
                   have become Defaulted Contracts during the Collection
                         Period                                                              0.00

            - Aggregate Discounted Contract Balance of Substitute
                   Contracts added during Collection Period                                  0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts
                   withdrawn during Collection Period                                        0.00

                                                                                -----------------
                      Total Decline in Aggregate Discounted Contract Balance           704,058.11
                                                                                =================


Aggregate Discounted Contract Balance at the end of the related Collection                             ---------------------
  Period                                                                                                      118,921,110.67
                                                                                                       =====================

                       DVI RECEIVABLES XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   POOL A

                              Discounted                                                              Discounted
   Lease #                   Present Value                                 Lease #                   Present Value
-------------------------------------------------------------              -----------------------   ------------------
#* 2858-001 (08/03)                             2,516,760.25
#* 2003899-001 (09/03)                                449.04

                                                                           -----------------------
                                                               Totals:     $          2,517,209.29

   POOL B

                              Discounted                                                              Discounted
 Lease #                     Present Value                                 Lease #                   Present Value
 ------------------------------------------------------------              -----------------------   ------------------

                                                                           -----------------------
                                                               Totals:     $                  0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                                       $       2,517,209.29
b) ADCB AT  CLOSING DATE                                                                               325,093,057.74
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                                                  0.77%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

 # NONRECOVERABLE

                       DVI RECEIVABLES XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A
                     Repurchases                               $      13,245,573.06

                     Substitutions                             $      11,381,843.19

POOL B
                     Repurchases                               $      2,153,767.98

                     Substitutions                             $                  -

                                                               --------------------
TOTAL                                                          $      26,781,184.23



a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT              $      26,781,184.23
               CONTRACTS REPURCHASED
b) ADCB AT  CLOSING DATE                                             325,093,057.74
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                               8.24%

*ANY DELINQUENT CONTRACT
 THE SERVICER HAS REPURCHASED FROM THE POOL

                       DVI RECEIVABLES XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                               Predecessor
                                                                     Discounted            Predecessor         Discounted
Lease Lessee Name                                                   Present Value            Lease #          Present Value
--------------------------------------------------              ---------------------    ----------------    ---------------
3355-004                                                        $        1,178,581.83    4424-401            $ 1,264,331.32
        CASH                                                    $          520,726.22    4424-402            $   434,976.73

                                                                ---------------------                        ---------------
                                                  Totals:       $        1,699,308.05                        $ 1,699,308.05

  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $ 1,699,308.05
  b) ADCB OF POOL A AT CLOSING DATE                                                                          $272,767,516.82
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.62%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $   0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $   0.00
c)  If (a) > (b), amount to be deposited in Collection Account
        per Contribution & Servicing Agreement Section 7.02                                             $   0.00

Change in any of the above detail during the related Collection Period                          YES                 NO     X
                                                                                                ----------------    ---------------

POOL B

                                                                                                               Predecessor
                                                                     Discounted            Predecessor         Discounted
Lease Lessee Name                                                   Present Value            Lease #          Present Value
-----------------------------------------------------           ---------------------    ----------------    ---------------
     NONE

                                                                ---------------------                        ---------------
                                                  Totals:       $                0.00                        $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                            $ 52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL
     UNLESS RATING AGENCY APPROVES)                                                                                     0.00%


* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $   0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $   0.00
c)  If (a) > (b), amount to be deposited in Collection Account
per Contribution & Servicing Agreement Section 7.02                                                     $   0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
   COLLECTION PERIOD                                                                            YES                 NO     X
                                                                                                ----------------    ---------------

                       DVI RECEIVABLES XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

    POOL A - NON-PERFORMING

                                                                                                Predecessor
                                            Discounted              Predecessor                  Discounted
Lea: Lessee Name                           Present Value              Lease #                   Present Value
----------------                          --------------            -----------                ---------------
2707-201                                    1,045,934.66            2041-203                      3,154,026.34
2707-202                                      491,545.72
2708-201                                    1,305,725.82
2706-202                                       90,653.94
2706-207                                      215,544.48
    Cash                                        4,621.72            2869-001                      2,037,442.62
3271-002                                    2,317,472.63            2769-001                      2,940,134.55
3702-003                                    2,946,305.69            2770-001                      3,087,098.20
3714-001                                    1,470,213.52            2002918-002                      25,199.70
3718-006                                    1,893,050.93            2004445-001                      85,324.68
                                                                    2002452-001                      52,617.10
                                          --------------                                       ---------------
    Totals:                               $11,781,069.11                                       $ 11,381,843.19

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                  11,381,843.19
b) ADCB OF POOL A AT CLOSING DATE                                                              $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          4.17%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                   $0.00
b) Total discounted Contract Balance of Substitute Receivables                    $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES               NO X
                                                                          ---               ----

    POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                       Predecessor
                             Discounted             Predecessor         Discounted
Lea: Lessee Name           Present Value             Lease #          Present Value
-----------------          -------------            -----------       -------------
      NONE
                            -----                                     --------------
       Totals:              $0.00                                     $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED          $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                     $52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                     $0.00
b) Total discounted Contract Balance of Substitute Receivables                      $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES                    NO X
                                                                          ---                    ----

                       DVI RECEIVABLES XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XVI. POOL PERFORMANCE MEASUREMENTS

1.      AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
        This Month                                     4,242,716.65    This Month                     118,921,110.67
        1 Month Prior                                    701,504.68    1 Month Prior                  126,462,303.64
        2 Months Prior                                 2,492,606.38    2 Months Prior                 133,003,307.74

        Total                                          7,436,827.71    Total                          378,386,722.05

        a) 3 MONTH AVERAGE                             2,478,942.57    b) 3 MONTH AVERAGE             126,128,907.35

        c) a/b                                                 1.97%

2.      Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                      Yes------------------    No X
                                                                                                      ---------------------    -----
3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                                         Yes-----------------     No X
                                                                                                      --------------------     -----
        B. An Indenture Event of Default has occurred and is then continuing?                         Yes-----------------     No---
                                                                                                      --------------------     -----
4.      Has a Servicer Event of Default occurred?                                                     Yes-----------------     No---
                                                                                                      --------------------     -----
5.      Amortization Event Check

        A. Is 1c > 8% ?                                                                               Yes-----------------     No X
        B. Bankruptcy, insolvency, reorganization; default/violation of any                           --------------------     -----
            covenant or obligation not remedied within 90 days?                                       Yes-----------------     No---
        C. As of any Determination date, the sum of all defaulted contracts                           --------------------     -----
            since the Closing date exceeds 6% of the ADCB on the Closing Date?                        Yes-----------------     No X
                                                                                                      --------------------     -----
6.      Aggregate Discounted Contract Balance at Closing Date                                         Balance $325,093,057.74
                                                                                                              ---------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                 TOTAL         % of Total
                           A.D.C.B.             A.D.C.B.        A.D.C.B.
                           --------             --------        --------
30 Days Overdue          19,148,120.55       118,921,110.67     16.102%
60 Days Overdue          13,435,606.96       118,921,110.67     11.298%
90 Days Overdue           3,621,776.32       118,921,110.67      3.046%
120 Days Overdue            587,287.10       118,921,110.67      0.494%
150 Days Overdue             33,653.23       118,921,110.67      0.028%
180 Days Overdue                  0.00       118,921,110.67      0.000%